Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Long-term debt – The fair values of the Company’s fixed-rate and variable-rate long-term debt is based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments

a.
The fair value of the Company’s interest rate swap agreements are the estimated amounts that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, and if the swap is not collateralized, the current credit worthiness of either the Company or the swap counterparties. The estimated amount is the present value of future cash flows. The inputs used to determine the future cash flows include the fixed interest rate of the swaps and market interest rates. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

b.
The Company has entered into a time-charter swap agreement for 55% of two Aframax equivalent vessels (see note 11). The fair value of this derivative agreement is the estimated amount that the Company would receive or pay to terminate the agreement at the reporting date, based on the present value of the Company's projection of future Aframax spot market tanker rates, which have been derived from current Aframax spot market tanker rates and estimated future rates.

The estimated fair value of the time-charter swap agreement as of December 31, 2016 is based upon an estimated average daily tanker rate of approximately $18,000 over the remaining duration of the contract. In developing and evaluating this estimate, the Company considers the current tanker market fundamentals as well as the short and long-term outlook. A higher or lower average daily tanker rate would result in a higher or lower fair value liability.

Changes in fair value during the year ended December 31, 2016 for the Company's time-charter swap agreement are as follows:

Year Ended December 31, 2016 $
Fair value at the beginning of the year	—
Settlements	(2,154)
Realized and unrealized gain included in earnings	3,029
Fair value at the end of the year	875

c.
During January 2014, the Company received a stock purchase warrant entitling it to purchase up to 750,000 shares of the common stock of TIL (see note 11). The estimated fair value of the stock purchase warrant was determined using a Monte-Carlo simulation and is based, in part, on the historical price of common shares of TIL, the risk-free interest rate, vesting conditions and the historical volatility of comparable companies. The estimated fair value of the stock purchase warrant as of December 31, 2016 is based on the historical volatility of comparable companies of 47.83%. A higher or lower volatility would result in a higher or lower fair value of this derivative asset.

Changes in fair value during the years ended December 31, 2016 and 2015 for the TIL stock purchase warrant are as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Fair value at the beginning of the year	5,164	4,657
Unrealized (loss) gain included in earnings	(4,877)	507
Fair value at the end of the year	287	5,164

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.	Observable inputs such as quoted prices in active markets;

Level 2.	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3.	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value, carrying value and categorization using the fair value hierarchy of those assets and liabilities that are measured at their estimated fair value on a recurring and non-recurring basis, as well as certain financial instruments that are not measured at fair value.

	December 31, 2016			December 31, 2015
	Fair Value Hierarchy Level	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	68,858	68,858	97,287	97,287
Derivative instruments (note 11)
Interest rate swap agreements (1)	Level 2	3,143	3,143	(10,538)	(10,538)
Time-charter swap agreement (1)	Level 3	875	875	—	—
Stock purchase warrant	Level 3	287	287	5,164	5,164

Non-recurring:
Vessels held for sale (note 21)	Level 2	33,802	33,802	—	—

Other:
Advances to equity accounted investments	Note (2)	10,480	Note (2)	13,980	Note (2)
Long-term debt, including current portion	Level 2	(933,016)	(923,306)	(1,164,605)	(1,140,135)

(1)
The fair value of the Company's interest rate swap agreements and time-charter swap agreement at December 31, 2016 excludes accrued interest expense which is recorded in accrued liabilities in these consolidated financial statements.

(2)
The advances to equity accounted investments together with the Company’s investments in the equity accounted investments form the net aggregate carrying value of the Company’s interests in the equity accounted investments in these consolidated financial statements. The fair values of the individual components of such aggregate interests are not determinable.